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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 30, 2000


               CWABS, INC., (as depositor under the Pooling and
                Servicing Agreement, dated as of May 25, 2000,
                providing for the issuance of the CWABS, INC.,
           Countrywide Home Equity Loan Trust 2000-B, Revolving Home
            Equity Loan Asset Backed Certificates, Series 2000-B).


                                  CWABS, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-84365               95-4596514
---------------------------------     ------------         -------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)


4500 Park Granada
Calabasas, California                                            91302
---------------------                                          ---------
(Address of Principal                                          (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3240
                                                   --------------

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Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     In connection with the issuance by Countrywide Home Equity Loan Trust 2000-B of Revolving Home Equity Loan Asset Backed Certificates, Series 2000-B (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The Opinion is annexed hereto on Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.


         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         8.1  Opinion of Brown & Wood LLP re Tax Matters.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWABS, INC.



                                              By:  /s/ Michael Muir
                                                  ----------------------
                                                       Michael Muir
                                                       Vice President



Dated:  May 30, 2000


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                                 Exhibit Index

Exhibit
                                                                    Page
                                                                    ----
8.1       Opinion of Brown & Wood LLP re: Tax Matters                 5